UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

DEEP WELL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-24012	98-0501168
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Edmonton, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.07 below is incorporated by reference to this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 31, 2018, the stockholders of more than 52.9% of the issued and outstanding shares of common stock of Deep Well Oil & Gas, Inc. (the “Corporation”), executed a written consent (attached hereto as Exhibit 99.1) in lieu of a meeting of the stockholders of the Corporation pursuant to which the following actions were approved and ratified to be effective September 25, 2018:

1)	a majority of stockholders re-elected all of the directors of the Corporation;

2)	a majority of stockholders ratified and approved the appointment of Turner, Stone & Company LLP to serve as the Corporation’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017;

3)	a majority of stockholders ratified and approved the appointment of Turner, Stone & Company LLP to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

4)	a majority of stockholders non-binding advisory basis approved the compensation of the Corporation’s named executive officers.

The above actions of the Corporation will be effective 40 calendar days after the distribution by the Corporation of its Schedule 14C Definitive Information Statement with respect to such written consent in lieu of a meeting of stockholders (the “Information Statement”). The Information Statement will be mailed on or about August 15, 2018 to the Corporation’s stockholders of record as of July 31, 2018.

Nevada Revised Statute Section 78.390 allows the Corporation to take any action that could be taken under the provision of Nevada law at any meeting of stockholders to be taken without a meeting if authorized by a written resolution signed by the holders of a majority of the voting power of the issued and outstanding shares of the Corporation’s capital stock.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements

Not Applicable.

(d) Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
99.1	Action by Written Consent of the Stockholders dated July 31, 2018, filed herewith.

1

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: August 3, 2018	By:	/s/ Curtis J. Sparrow
Mr. Curtis J. Sparrow, P.Eng., MBA
Chief Financial Officer and Corporate Secretary

2